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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

                DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED)
                                  March 8, 2005



                               ASTA FUNDING, INC.
                               ------------------
             (Exact name of registrant as specified in its charter)


                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)


              0-26906                                   22-3388607
              -------                                   ----------
      (Commission File Number)             (IRS Employer Identification No.)


     210 Sylvan Avenue, Englewood Cliffs, New Jersey             07632
     -----------------------------------------------             -----
        (Address of principal executive offices)               (Zip Code)


         Registrant's telephone number, including area code: 201-567-5648

         Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below): N/A

|_|  Written communications pursuant to Rule 425 under the Securities Act

|_|  Soliciting material pursuant to Rule 14a-12 under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act


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ITEM 7.01 REGULATION FD DISCLOSURE

A webcast discussing the acquisition referred to below in Item 8.01 was held later in the day. A copy of the transcript of that webcast is being furnished as
Exhibit 99.2 to this Current Report on Form 8-K.

In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibits 99.1 and 99.2, shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liability of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.

ITEM 8.01.  OTHER EVENTS.

On March 8, 2005, Asta Funding, Inc., issued a press release regarding the acquisition by one of its wholly owned subsidiaries of Option Card, LLC, a Denver-based consumer debt buyer and debt management company. A copy of this press release is being furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein. A webcast discussing the acquisition was held later that day. A copy of the transcript of that webcast is being furnished as Exhibit 99.2 to this Current Report on Form 8-K.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

    99.1     Press release dated March 8, 2005.
    99.2     Transcript of the March 8, 2004 webcast




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                                    SIGNATURE

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ASTA FUNDING, INC.


Date:  March 8, 2005           By: // Mitchell Cohen
                                  ---------------------------------------
                               Mitchell Cohen
                               Chief Financial Officer


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                                  EXHIBIT INDEX

Exhibit               Description
-------               -----------

99.1     Press release dated March 8, 2005.
99.2     Transcript of the March 8, 2004 webcast



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